                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21861
                                  ----------------------------------------------

                      AMERICAN CENTURY GROWTH FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                                64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  07-31
                        --------------------------------------------------------

Date of reporting period:  07-31-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
JULY 31, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

LEGACY FOCUSED LARGE CAP FUND
LEGACY LARGE CAP FUND
LEGACY MULTI CAP FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance. That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Legacy
Focused Large Cap, Legacy Large Cap, and Legacy Multi Cap funds for the 12 months ended July 31, 2008. We also recommend americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information.

As noted on the website, 2008 marks the 50th anniversary of American Century
Investments. Since 1958, we've worked to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous economic downturns. As we've crossed those hurdles and earned your trust, growth in our assets under management has positioned us in the top 5% of our industry.
This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified lineup of portfolios that provides you with many choices in these uncertain times.

Though our offerings are diverse, they share several key qualities, including our disciplined investment approach and active, team-based management. Strict adherence to our processes and long-term strategies allows us to stay focused during volatile periods. Investors in our portfolios also benefit from the sum of our investment teams' expertise as they share research and information.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . .      2
      Market Index Total Returns . . . . . . . . . . . . . . . . . . .      2

LEGACY FOCUSED LARGE CAP

LEGACY LARGE CAP

LEGACY MULTI CAP

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
     Approval of Management Agreements for Legacy Focused Large Cap,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century
Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century Investments by third party vendors. To the best of American Century
Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

STOCKS DECLINED AMID WEAK ECONOMY AND UNSTEADY CREDIT MARKETS

Broad U.S. stock indexes declined during the 12-month period ended July 31,
2008, against a backdrop of severe market volatility. The main drivers of market turmoil were a meltdown in the subprime mortgage industry and a corresponding credit crunch. As credit markets seized up, banks and financial institutions reported unexpectedly large subprime- and credit-related losses. The credit crunch led to negative effects in the broader economy, as housing values fell, unemployment levels rose, and consumer spending weakened.

In an effort to increase liquidity and relieve pressure from the struggling economy, the Federal Reserve (the Fed) cut its federal funds rate target seven times in the reporting period, bringing the rate from 5.25% to 2.00%, its lowest level since December 2004. The Fed's ability to battle recession was tempered, though, by rising prices for oil and other key commodities, which led to the highest inflation rate in 17 years.

Aside from intermittent rallies in the fall of 2007 and the spring of 2008, markets marched steadily downward throughout the period, logging the most severe losses in the final months of the reporting period.

SMALL-CAP AND GROWTH HELD UP BEST

Small-cap stocks generally fared the best during the period (see the accompanying table), while large-cap issues endured the largest declines. Growth stocks outpaced value shares across all market capitalizations. Energy stocks were the strongest performers, benefiting as the price of oil climbed to a record high of $140 per barrel. Consumer staples and materials also posted gains. Financials, telecommunications services, and consumer discretionary stocks suffered double-digit declines.

FOREIGN MARKETS FEEL EFFECT OF U.S. ECONOMIC WOES

Foreign stock markets suffered steep declines during the period, triggered by fears of the global impact of a possible U.S. recession and ongoing concerns regarding the credit crisis in the U.S. and Europe. Emerging markets suffered more modest declines than developed foreign markets or U.S. stock indices. Yet in spite of negative overall results, select individual securities performed well, and U.S. investors in foreign equities in general benefited from the dollar's continuing weakness versus other major currencies.

Market Index Total Returns
For the 12 months ended July 31, 2008
U.S. STOCKS
Russell 1000 Index (Large-Cap)                        -10.62%
Russell Midcap Index                                  -10.10%
Russell 2000 Index (Small-Cap)                         -6.71%
FOREIGN STOCKS
MSCI EAFE (Europe, Australasia, Far East) Index       -12.19%
MSCI EM (Emerging Markets) Index                       -4.09%

------

PERFORMANCE
Legacy Focused Large Cap

Total Returns as of July 31, 2008
                                            Average Annual Returns
                                                     Since           Inception
                                   1 year          Inception            Date

INVESTOR CLASS                     0.49%            11.41%            5/31/06

S&P 500 INDEX(1)                  -11.09%            1.84%               --

RUSSELL 1000 GROWTH INDEX(1)       -6.29%            4.23%               --

Institutional Class                0.61%            11.61%            5/31/06

Advisor Class                      0.24%            11.13%            5/31/06

R Class                            -0.02%           10.85%            5/31/06

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Focused Large Cap

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended July 31
                                2006*    2007     2008

Investor Class                  1.10%   24.44%   0.49%

S&P 500 Index                   0.75%   16.13%  -11.09%

Russell 1000 Growth Index      -2.29%   19.47%   -6.29%

* From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Focused Large Cap

Portfolio Manager: John T. Small Jr.

PERFORMANCE SUMMARY

Legacy Focused Large Cap advanced 0.49%* for the 12 months ended July 31, 2008, outperforming the -11.09% return of the portfolio's benchmark, the S&P 500 Index and the -6.29% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 2, U.S. stock indices generally declined during the reporting period amid a volatile market environment, sluggish economy, and credit crisis triggered by problems in the subprime mortgage market. Despite the volatility, Legacy Focused Large Cap continued to generate returns solidly in excess of the benchmark's.

An overweight allocation and effective stock selection in the materials sector accounted for the vast majority of outperformance relative to the benchmark.
Effective stock selection in the information technology and telecommunications sectors, and an underweight allocation to financials also contributed to performance, although poor stock selection in the financials sector trimmed those gains. Those successes more than made up for a detrimental underweight and stock selection in the consumer staples sector.

Though foreign equity markets generated negative returns overall for the 12 months, strong security selection among overseas companies significantly benefited portfolio performance. Ongoing weakness in the U.S. dollar also helped boost foreign stock returns.

PICKS IN MATERIALS LED PERFORMANCE

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. During the reporting period that process guided us to opportunities in the materials sector.

Within the sector, chemicals holding Mosaic was the largest contributor to portfolio returns. The company continues to benefit from secularly higher demand in the fertilizer market, driven by a higher standard of living in emerging markets, a lower availability of farmland and a greater global focus on biofuels. For the reporting period, Mosaic's share price soared 239%. Also within the chemicals group, fertilizer maker Potash Corporation of Saskatchewan, which is not a benchmark constituent, added meaningfully to Legacy Focused Large
Cap's relative performance as its share price climbed 154%.

Top Ten Holdings as of July 31, 2008
                                              % of net
                                            assets as of            % of net
                                               7/31/08        assets as of 1/31/08
Mosaic Co. (The)                                5.3%                  3.7%
Research In Motion Ltd.                         5.0%                  3.7%
Celgene Corp.                                   4.6%                   --
Potash Corp. of Saskatchewan                    4.4%                   --
Gilead Sciences, Inc.                           4.2%                   --
International Business Machines Corp.           4.2%                   --
Occidental Petroleum Corp.                      4.1%                  3.4%
Burlington Northern Santa Fe Corp.              4.1%                   --
MasterCard Inc. Cl A                            4.0%                   --
ConocoPhillips                                  3.7%                   --

* All fund returns referenced in this commentary are for Investor Class shares.

------

Legacy Focused Large Cap

An overweight allocation in the metals and mining group continued to aid portfolio performance. The portfolio maintained an overweight stake in Cia Vale do Rio Doce, which has benefited from strong iron ore and nickel prices in the past and continued to contribute to portfolio gains during the reporting period.

TECHNOLOGY, TELECOM PICKS HELPED

In the technology sector, we maintained a focus on communications equipment.
Within the group, the largest contributor to gains was the portfolio's largest overweight, Research in Motion. The maker of the Blackberry wireless handheld device, which has contributed to portfolio gains in previous reporting periods, continued to help absolute and relative returns.

The portfolio's ongoing overweight position in the telecommunications sector reflected a continued focus on the strong demand for cellular service in burgeoning foreign markets. Russia-based Vimpel Communications and Turkey-based
Turkcell Iletisim Hizmetleri both were key contributors to relative performance during the period.

UNDERWEIGHT IN FINANCIALS HELPED

Legacy Focused Large Cap's ongoing underweight allocation to the financials sector benefited performance, as the group remained plagued by the fallout from the subprime mortgage crisis. Within the sector, we successfully sidestepped some laggards. Notably, the portfolio avoided holding insurance giant AIG and diversified financial services company Citigroup Inc., two benchmark constituents whose share prices tumbled 59% and 57%, respectively, for the reporting period and weighed on benchmark returns.

OUTLOOK

We expect U.S. economic growth to be sluggish through the remainder of 2008.
Although the Federal Reserve has already taken significant steps to boost liquidity and economic activity, the central bank's future efforts may be limited by the inflationary threats of high energy prices and a weak U.S.
dollar.

Legacy Focused Large Cap employs financial acceleration and price momentum screens to identify investment opportunities in any given economic environment.
As always, it will employ a quantitative model to exploit large-cap investment opportunities across the growth and value spectrums.

Top Five Industries as of July 31, 2008
                                   % of net       % of net
                                 assets as of   assets as of
                                    7/31/08        1/31/08
Oil, Gas & Consumable Fuels          18.5%          6.8%
Pharmaceuticals                      13.0%           --
IT Services                          11.7%           --
Chemicals                            9.7%           3.7%
Biotechnology                        8.8%            --

Types of Investments in Portfolio
                                   % of net        % of net
                                 assets as of    assets as of
                                   7/31/08         1/31/08
Domestic Common Stocks              68.0%           69.6%
Foreign Common Stocks(1)            29.7%           28.5%
TOTAL COMMON STOCKS                 97.7%           98.1%
Cash and Equivalents(2)              2.3%            1.9%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Focused Large Cap

JULY 31, 2008

Shares                                                       Value

Common Stocks -- 97.7%

BIOTECHNOLOGY -- 8.8%
   24,084  Celgene Corp.(1)                            $ 1,818,102
   31,431  Gilead Sciences, Inc.(1)                      1,696,645
                                                       -----------
                                                         3,514,747
                                                       -----------
CHEMICALS -- 9.7%
   16,824  Mosaic Co. (The)(1)                           2,140,181
    8,540  Potash Corp. of Saskatchewan                  1,744,466
                                                       -----------
                                                         3,884,647
                                                       -----------
COMMUNICATIONS EQUIPMENT -- 5.0%
   16,274  Research In Motion Ltd.(1)                    1,998,773
                                                       -----------
ELECTRICAL EQUIPMENT -- 3.5%
   53,842  ABB Ltd. ADR                                  1,411,737
                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 3.1%
    9,272  Transocean Inc.(1)                            1,261,270
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.8%
   20,022  Baxter International Inc.                     1,373,709
   25,878  Medtronic, Inc.                               1,367,135
                                                       -----------
                                                         2,740,844
                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 3.7%
   41,640  Yum! Brands, Inc.                             1,491,545
                                                       -----------
IT SERVICES -- 11.7%
   33,307  Accenture Ltd. Cl A                           1,390,900
   13,024  International Business Machines Corp.         1,666,812
    6,619  MasterCard Inc. Cl A                          1,616,029
                                                       -----------
                                                         4,673,741
                                                       -----------
MACHINERY -- 3.1%
   18,667  Cummins Inc.                                  1,238,369
                                                       -----------
METALS & MINING -- 3.3%
   15,374  ArcelorMittal New York Shares                 1,343,995
                                                       -----------

Shares                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 18.5%
   12,571  Apache Corp.                                $ 1,410,089
   18,349  ConocoPhillips                                1,497,645
   20,256  EnCana Corp.                                  1,462,281
   17,400  Exxon Mobil Corp.                             1,399,482
   20,718  Occidental Petroleum Corp.                    1,633,199
                                                       -----------
                                                         7,402,696
                                                       -----------
PHARMACEUTICALS -- 13.0%
   23,566  Abbott Laboratories                           1,327,708
   19,537  Johnson & Johnson                             1,337,698
   18,164  Novo-Nordisk AS ADR                           1,153,596
   31,010  Teva Pharmaceutical Industries Ltd. ADR       1,390,489
                                                       -----------
                                                         5,209,491
                                                       -----------
ROAD & RAIL -- 7.5%
   15,664  Burlington Northern Santa Fe Corp.            1,631,092
   19,227  Norfolk Southern Corp.                        1,382,806
                                                       -----------
                                                         3,013,898
                                                       -----------
TOTAL INVESTMENT SECURITIES -- 97.7%
(Cost $37,603,884)                                      39,185,753
                                                       -----------
OTHER ASSETS AND LIABILITIES -- 2.3%                       909,562
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $40,095,315
                                                       ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------

PERFORMANCE
Legacy Large Cap

Total Returns as of July 31, 2008
                                            Average Annual Returns
                                                     Since           Inception
                                   1 year          Inception            Date

INVESTOR CLASS                     3.07%            10.12%            5/31/06

S&P 500 INDEX(1)                  -11.09%            1.84%               --

RUSSELL 1000 GROWTH INDEX(1)       -6.29%            4.23%               --

Institutional Class                3.19%            10.32%            5/31/06

Advisor Class                      2.81%             9.84%            5/31/06

R Class                            2.47%             9.56%            5/31/06

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Large Cap

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended July 31
                                2006*    2007     2008

Investor Class                  1.50%   17.83%   3.07%

S&P 500 Index                   0.75%   16.13%  -11.09%

Russell 1000 Growth Index      -2.29%   19.47%   -6.29%

* From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Large Cap

Portfolio Manager: John T. Small Jr.

PERFORMANCE SUMMARY

Legacy Large Cap advanced 3.07%* for the 12 months ended July 31, 2008, compared with the -11.09% return of the portfolio's benchmark, the S&P 500 Index and the
-6.29% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 2, U.S. stock indices generally declined during the reporting period amid a volatile market environment, sluggish economy, and credit crisis triggered by problems in the subprime mortgage market. Despite the volatility, Legacy Large Cap generated returns solidly in excess of the benchmark's.

Effective stock selection in the telecommunications sector, along with substantial overweight allocations and strong stock selection in the materials and energy sectors, were key contributors to relative performance. An underweight allocation to the financials sector, by far the weakest-performing benchmark sector, also helped relative gains. Those gains more than made up for a detrimental underweight and stock selection in the consumer staples sector.

Though foreign equity markets generated negative returns overall for the 12 months, strong security selection among overseas companies significantly benefited portfolio performance. Ongoing weakness in the U.S. dollar also helped boost foreign stock returns.

PICKS IN TELECOM, MATERIALS LED GAINS

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. During the reporting period that process guided us to opportunities in the telecom and materials sectors.

The portfolio's ongoing overweight position in the telecommunications sector reflected a continued focus on the strong demand for cellular service in burgeoning foreign markets. Russia-based Vimpel Communications and Turkey-based
Turkcell Iletisim Hizmetleri both were key contributors to relative performance during the period.

Legacy Large Cap's substantial overweight in materials focused on the metals and mining industry, which contributed significantly to relative performance. The portfolio maintained a stake in Cia Vale do Rio Doce, which benefited from strong iron ore and nickel prices during the reporting period. Brazilian steel producer Gerdau SA was one

Top Ten Holdings as of July 31, 2008
                                    % of net       % of net
                                  assets as of   assets as of
                                     7/31/08        1/31/08
Research In Motion Ltd.               3.2%           2.9%
Gerdau SA ADR                         2.9%            --
United States Steel Corp.             2.8%            --
Celgene Corp.                         2.8%            --
Gilead Sciences, Inc.                 2.7%            --
Hess Corp.                            2.6%           2.3%
Occidental Petroleum Corp.            2.5%           2.1%
Agilent Technologies, Inc.            2.5%            --
Cummins Inc.                          2.4%            --
Potash Corp. of Saskatchewan          2.3%            --

* All fund returns referenced in this commentary are for Investor Class shares.

------

Legacy Large Cap

of several holdings in the steel industry to meaningfully contribute to absolute and relative returns. Both companies, which are not represented in the benchmark, aided portfolio returns as their share prices gained 24% and 76%, respectively.

UNDERWEIGHT IN FINANCIALS HELPED

The portfolio benefited from a significant underweight position in the financials sector, by far the weakest-performing sector in the benchmark for the period. Within the sector, our process allowed us to sidestep laggards. Notably, the portfolio avoided holding insurance giant AIG and diversified financial services company Citigroup Inc., two benchmark constituents whose share prices tumbled 59% and 57%, respectively, for the reporting period.

ENERGY AND TECHNOLOGY PICKS HELPED

An overweight in energy boosted Legacy Large Cap's gains as the price of oil topped $140 per barrel during the reporting period. Within the group, the portfolio benefited from an overweight stake in Hess Corporation. Hess, which is engaged in the exploration of oil and natural gas, made a meaningful contribution to absolute and relative performance as its share price climbed
66%.

In the technology sector, we maintained a focus on communications equipment, where we continued to hold an overweight stake in Research in Motion. The maker of the Blackberry wireless handheld device, which has contributed to portfolio gains in the past, was the largest single contributor to relative performance for the period.

OUTLOOK

We expect U.S. economic growth to be sluggish through the remainder of 2008.
Although the Federal Reserve has already taken significant steps to boost liquidity and economic activity, the central bank's future efforts may be limited by the inflationary threats of high energy prices and a weak U.S.
dollar.

Legacy Large Cap employs financial acceleration and price momentum screens to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit large-cap investment opportunities across the growth and value spectrums.

Top Five Industries as of July 31, 2008
                                   % of net       % of net
                                 assets as of   assets as of
                                    7/31/08        1/31/08
Oil, Gas & Consumable Fuels          23.8%          13.6%
Metals & Mining                      9.7%           5.0%
Biotechnology                        9.1%            --
Electrical Equipment                 6.4%           3.5%
IT Services                          6.1%           2.1%

Types of Investments in Portfolio
                                   % of net         % of net
                                 assets as of     assets as of
                                    7/31/08         1/31/08
Domestic Common Stocks               75.0%           69.9%
Foreign Common Stocks(1)             23.6%           28.8%
TOTAL COMMON STOCKS                  98.6%           98.7%
Cash and Equivalents(2)              1.4%             1.3%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Large Cap

JULY 31, 2008

Shares                                                       Value

Common Stocks -- 98.6%

BIOTECHNOLOGY -- 9.1%
    4,655  Biogen Idec Inc.(1)                           $ 324,733
    6,132  Celgene Corp.(1)                                462,905
    3,689  Genzyme Corp.(1)                                282,762
    8,179  Gilead Sciences, Inc.(1)                        441,502
                                                       -----------
                                                         1,511,902
                                                       -----------
CHEMICALS -- 2.3%
    1,911  Potash Corp. of Saskatchewan                    390,360
                                                       -----------
COMMUNICATIONS EQUIPMENT -- 5.1%
   15,892  Corning Inc.                                    317,999
    4,398  Research In Motion Ltd.(1)                      540,162
                                                       -----------
                                                           858,161
                                                       -----------
CONSUMER FINANCE -- 1.9%
    4,199  ORIX Corp. ADR                                  315,849
                                                       -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.8%
    9,154  ING Groep N.V. ADR                              299,061
                                                       -----------
ELECTRICAL EQUIPMENT -- 6.4%
   13,244  ABB Ltd. ADR                                    347,258
    7,102  Emerson Electric Co.                            345,867
    1,282  First Solar Inc.(1)                             365,511
                                                       -----------
                                                         1,058,636
                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.5%
   11,633  Agilent Technologies, Inc.(1)                   419,486
                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 1.5%
    1,818  Transocean Inc.(1)                              247,303
                                                       -----------
FOOD & STAPLES RETAILING -- 4.3%
   13,177  Kroger Co. (The)                                372,645
    5,988  Wal-Mart Stores, Inc.                           351,017
                                                       -----------
                                                           723,662
                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.8%
    5,024  Baxter International Inc.                       344,696
    6,228  Covidien Ltd.                                   306,667
    6,029  Medtronic, Inc.                                 318,512
                                                       -----------
                                                           969,875
                                                       -----------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
    5,373  McDonald's Corp.                                321,252
                                                       -----------
IT SERVICES -- 6.1%
    9,144  Accenture Ltd. Cl A                             381,853
    2,595  International Business Machines Corp.           332,108
    1,233  MasterCard Inc. Cl A                            301,037
                                                       -----------
                                                         1,014,998
                                                       -----------

Shares                                                       Value

MACHINERY -- 4.4%
    5,923  Cummins Inc.                                  $ 392,932
    4,222  Danaher Corp.                                   336,282
                                                       -----------
                                                           729,214
                                                       -----------
METALS & MINING -- 9.7%
    3,710  ArcelorMittal New York Shares                   324,328
    3,432  Freeport-McMoRan Copper & Gold, Inc.            332,046
   22,236  Gerdau SA ADR                                   484,078
    2,944  United States Steel Corp.                       472,100
                                                       -----------
                                                         1,612,552
                                                       -----------
MULTI-UTILITIES -- 1.9%
    5,706  Sempra Energy                                   320,449
                                                       -----------
OIL, GAS & CONSUMABLE FUELS -- 23.8%
    4,906  Anadarko Petroleum Corp.                        284,106
    3,332  Apache Corp.                                    373,750
    4,499  Chevron Corp.                                   380,435
    4,706  ConocoPhillips                                  384,104
    3,828  Devon Energy Corp.                              363,239
    3,870  EnCana Corp.                                    279,375
    3,589  Exxon Mobil Corp.                               288,663
    4,339  Hess Corp.                                      439,976
    4,855  Murphy Oil Corp.                                387,089
    4,767  Noble Energy Inc.                               352,138
    5,381  Occidental Petroleum Corp.                      424,185
                                                       -----------
                                                         3,957,060
                                                       -----------
PHARMACEUTICALS -- 1.6%
    6,042  Teva Pharmaceutical Industries Ltd. ADR         270,923
                                                       -----------
ROAD & RAIL -- 2.0%
    3,147  Burlington Northern Santa Fe Corp.              327,697
                                                       -----------
SOFTWARE -- 4.4%
    8,860  Adobe Systems Inc.(1)                           366,361
   17,007  Oracle Corp.(1)                                 366,161
                                                       -----------
                                                           732,522
                                                       -----------
SPECIALTY RETAIL -- 2.1%
   10,163  TJX Companies, Inc. (The)                       342,595
                                                       -----------
TOTAL INVESTMENT SECURITIES -- 98.6%
(Cost $15,938,037)                                      16,423,557
                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.4%                       228,685
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $16,652,242
                                                       ===========

------

Legacy Large Cap

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------

PERFORMANCE
Legacy Multi Cap

Total Returns as of July 31, 2008
                                            Average Annual Returns
                                                     Since           Inception
                                   1 year          Inception            Date

INVESTOR CLASS                     -5.78%            8.41%            5/31/06

RUSSELL 3000 INDEX(1)             -10.32%            1.91%               --

RUSSELL 3000 GROWTH INDEX(1)       -6.11%            4.11%               --

Institutional Class                -5.53%            8.63%            5/31/06

Advisor Class                      -6.03%            8.12%            5/31/06

R Class                            -6.36%            7.80%            5/31/06

(1) Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Multi Cap

Growth of $10,000 Over Life of Class

$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended July 31
                                2006*    2007     2008

Investor Class                 -0.60%   27.21%   -5.78%

Russell 3000 Index              0.08%   16.08%  -10.32%

Russell 3000 Growth Index      -2.54%   19.24%   -6.11%

* From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Multi Cap

Portfolio Manager: John T. Small Jr.

PERFORMANCE SUMMARY

Legacy Multi Cap declined for the 12 months ended July 31, 2008, returning
-5.78%*. The portfolio's benchmark, the Russell 3000 Index, fell even more, returning -10.32% for the 12 months.

As discussed in the Market Perspective on page 2, U.S. stock indices generally declined during the reporting period amid a volatile market environment, sluggish economy, and credit crisis triggered by problems in the subprime mortgage market. Legacy Multi Cap held a significant stake in foreign stocks during the period, but the bulk of its negative performance came from its domestic holdings. Although Legacy Multi Cap delivered negative absolute returns, its highly systematic investment process, which focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, helped it to outpace its benchmark.

A substantial underweight allocation and stock selection in the financials sector and an overweight allocation and effective stock selection in the materials sectors accounted for the bulk of Legacy Multi Cap's outperformance relative to its benchmark. Stock selection in the industrials sector further benefited relative performance. Poor stock selection and an overweight in the health care sector modestly trimmed gains. Though holdings in foreign equities detracted modestly from gains, favorable stock selection limited losses significantly during the 12 months.

UNDERWEIGHT IN FINANCIALS HELPED

The portfolio benefited from a significant underweight position in the financials sector, by far the weakest performing sector in the benchmark for the period. Stock selection in the group further helped relative returns in the sector as our process identified some strong performers while helping us to sidestep laggards. Notably, the portfolio avoided holding insurance giant AIG and diversified financial services company Citigroup Inc., two benchmark constituents whose share prices tumbled 59% and 57%, respectively, for the reporting period.

MATERIALS CONTRIBUTED

An overweight in materials reflected a focus on the metals and mining industry and the chemicals industry. In the metals and mining group, steel company
Cleveland-Cliffs aided portfolio returns. The company, which produces iron ore pellets that it sells to steel manufacturers, benefited from rising prices for iron ore.

A stake in Cia Vale do Rio Doce continued to help the portfolio's absolute and relative gains as strong iron ore and nickel prices pushed up the Brazilian mining company's share price.

Top Ten Holdings as of July 31, 2008
                                        % of net       % of net
                                      assets as of   assets as of
                                         7/31/08        1/31/08
Illumina, Inc.                            2.4%           1.5%
Research In Motion Ltd.                   2.3%           1.6%
Activision Blizzard, Inc.                 2.0%           1.3%
Bucyrus International, Inc.               1.9%           1.2%
Cleveland-Cliffs Inc.                     1.9%            --
Sohu.com Inc.                             1.8%           1.0%
Mosaic Co. (The)                          1.8%           1.2%
Hess Corp.                                1.8%           1.4%
Metalico, Inc.                            1.7%           1.1%
ManTech International Corp. Cl A          1.7%           1.1%

* All fund returns referenced in this commentary are for Investor Class shares.

------

Legacy Multi Cap

A higher standard of living in emerging markets, lower availability of farmland, and greater global focus on biofuels translated into growing global demand for agriculture. That increased demand has in turn led to a corresponding rise in commodities prices that benefited select chemicals companies within the materials sector. Notably, fertilizer maker Mosaic was a key contributor to
Legacy Multi Cap's relative performance as its share price gained 239%. Other producers of pesticide and corn seed in the materials group also contributed to portfolio gains.

INDUSTRIALS HELPED

Within the industrials group, Legacy Multi Cap held an overweight stake in machinery company Bucyrus International, which sells specialized mining equipment used to extract coal from mines. Bucyrus contributed to portfolio gains amid growing global demand for coal as its share price soared 121%.

An overweight position in the aerospace and defense industry also boosted portfolio returns. Here, holding EDO Corporation made a significant contribution to relative gains as the military products manufacturer's share price soared 74%
during its holding period in the portfolio.

OVERWEIGHT, PICKS IN HEALTH CARE HINDERED

The portfolio held an overweight stake in the health care sector. Although this allocation curtailed returns, stock selection in the sector accounted for the bulk of underperformance. In particular, poor stock selection in the pharmaceuticals and medical equipment groups hindered relative performance.

OUTLOOK

We expect U.S. economic growth to be sluggish through the remainder of 2008.
Although the Federal Reserve has already taken significant steps to boost liquidity and economic activity, the central bank's future efforts may be limited by the inflationary threats of high energy prices and a weak U.S.
dollar.

Legacy Multi Cap employs financial acceleration and price momentum screens to identify investment opportunities in any given economic environment. As always, it will employ a quantitative model to exploit multi cap investment opportunities across the growth and value spectrums.

Top Five Industries as of July 31, 2008
                                                % of net       % of net
                                              assets as of   assets as of
                                                 7/31/08        1/31/08
Oil, Gas & Consumable Fuels                       27.4%          13.5%
Metals & Mining                                   7.9%           2.4%
Semiconductors & Semiconductor Equipment          4.6%           0.9%
Software                                          4.5%           6.0%
Energy Equipment & Services                       4.4%           0.8%

Types of Investments in Portfolio
                                                % of net        % of net
                                              assets as of    assets as of
                                                7/31/08          1/31/08
Domestic Common Stocks                           81.3%            72.5%
Foreign Common Stocks(1)                         17.6%            25.2%
TOTAL COMMON STOCKS                              98.9%            97.7%
Cash and Equivalents(2)                           1.1%            2.3%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Multi Cap

JULY 31, 2008

Shares                                                          Value

Common Stocks -- 98.9%

BIOTECHNOLOGY -- 2.5%
     6,494  Biogen Idec Inc.(1)                             $ 453,021
     8,303  Gilead Sciences, Inc.(1)                          448,196
                                                          -----------
                                                              901,217
                                                          -----------
CAPITAL MARKETS -- 1.2%
    20,631  American Physicians Service Group, Inc.           428,093
                                                          -----------
CHEMICALS -- 4.1%
     9,951  Celanese Corp., Series A                          383,412
     5,163  Mosaic Co. (The)(1)                               656,785
     2,256  Potash Corp. of Saskatchewan                      460,833
                                                          -----------
                                                            1,501,030
                                                          -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.7%
    40,357  Metalico, Inc.(1)                                 621,498
                                                          -----------
COMMUNICATIONS EQUIPMENT -- 3.8%
     6,740  Research In Motion Ltd.(1)                        827,807
    33,972  Tekelec(1)                                        529,623
                                                          -----------
                                                            1,357,430
                                                          -----------
CONSTRUCTION & ENGINEERING -- 1.0%
    12,371  KBR, Inc.                                         352,574
                                                          -----------
DIVERSIFIED CONSUMER SERVICES -- 1.4%
     2,314  Strayer Education, Inc.                           515,328
                                                          -----------
ELECTRICAL EQUIPMENT -- 2.3%
    16,731  ABB Ltd. ADR                                      438,687
     8,611  Ametek Inc.                                       412,122
                                                          -----------
                                                              850,809
                                                          -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.0%
     7,491  Amphenol Corp. Cl A                               357,096
                                                          -----------
ENERGY EQUIPMENT & SERVICES -- 4.4%
    54,667  Parker Drilling Co.(1)                            441,163
    16,554  Patterson-UTI Energy Inc.                         470,465
     2,703  Transocean Inc.(1)                                367,689
     4,733  Unit Corp.(1)                                     319,714
                                                          -----------
                                                            1,599,031
                                                          -----------
FOOD & STAPLES RETAILING -- 1.2%
    15,747  Kroger Co. (The)                                  445,325
                                                          -----------
GAS UTILITIES -- 2.1%
     6,964  Energen Corp.                                     419,233
     6,655  National Fuel Gas Co.                             331,352
                                                          -----------
                                                              750,585
                                                          -----------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
    12,241  Darden Restaurants, Inc.                          398,689
                                                          -----------

Shares                                                          Value

INSURANCE -- 1.2%
     7,130  Assurant, Inc.                                  $ 428,656
                                                          -----------
INTERNET SOFTWARE & SERVICES -- 4.1%
     9,126  Sina Corp.(1)                                     412,769
     8,817  Sohu.com Inc.(1)                                  665,507
    20,275  Websense Inc.(1)                                  423,139
                                                          -----------
                                                            1,501,415
                                                          -----------
IT SERVICES -- 2.9%
    24,368  CyberSource Corp.(1)                              432,532
    10,815  ManTech International Corp. Cl A(1)               603,910
                                                          -----------
                                                            1,036,442
                                                          -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.4%
     9,485  Illumina, Inc.(1)                                 884,381
                                                          -----------
MACHINERY -- 1.9%
    10,046  Bucyrus International, Inc.                       703,320
                                                          -----------
MARINE -- 1.2%
    13,984  Diana Shipping Inc.                               425,533
                                                          -----------
MEDIA -- 2.8%
    14,586  DreamWorks Animation SKG Inc.(1)                  433,204
    22,678  VisionChina Media Inc. ADR(1)                     567,857
                                                          -----------
                                                            1,001,061
                                                          -----------
METALS & MINING -- 7.9%
     8,166  Barrick Gold Corp.                                345,830
     6,444  Cleveland-Cliffs Inc.                             698,595
    18,742  Gerdau SA ADR                                     408,013
     4,441  Schnitzer Steel Industries, Inc. Cl A             400,756
    13,466  Steel Dynamics Inc.                               426,603
     3,626  United States Steel Corp.                         581,465
                                                          -----------
                                                            2,861,262
                                                          -----------
OIL, GAS & CONSUMABLE FUELS -- 27.4%
     4,498  Alpha Natural Resources, Inc.(1)                  445,077
     6,067  Anadarko Petroleum Corp.                          351,340
     4,496  Apache Corp.                                      504,316
    10,250  Arena Resources Inc.(1)                           419,328
     8,185  Bill Barrett Corp.(1)                             336,731
     8,020  Cimarex Energy Co.                                417,922
    10,759  CNX Gas Corp.(1)                                  336,004
     4,937  ConocoPhillips                                    402,958
    19,957  Constellation Energy Partners LLC                 369,205
    14,240  Denbury Resources Inc.(1)                         400,714
     3,878  Devon Energy Corp.                                367,983

------

Legacy Multi Cap

Shares                                                          Value

     6,293  EnCana Corp.                                    $ 454,292
     4,739  Exxon Mobil Corp.                                 381,158
     8,993  Forest Oil Corp.(1)                               512,870
     6,295  Hess Corp.                                        638,312
   152,245  Meridian Resource Corp. (The)(1)                  482,617
     5,372  Murphy Oil Corp.                                  428,310
     6,112  Occidental Petroleum Corp.                        481,809
     8,238  Pioneer Natural Resources Co.                     489,749
    11,456  San Juan Basin Royalty Trust                      437,276
    17,277  Spectra Energy Corp.                              469,416
     9,531  Swift Energy Co.(1)                               484,365
     4,441  Ultra Petroleum Corp.(1)                          316,999
                                                          -----------
                                                            9,928,751
                                                          -----------
PERSONAL PRODUCTS -- 1.0%
     8,378  Herbalife Ltd.                                    361,846
                                                          -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.6%
    10,152  LDK Solar Co., Ltd. ADR(1)                        341,818
    19,064  Monolithic Power Systems, Inc.(1)                 414,642
    45,538  ON Semiconductor Corp.(1)                         427,602
    29,306  Volterra Semiconductor Corp.(1)                   480,618
                                                          -----------
                                                            1,664,680
                                                          -----------
SOFTWARE -- 4.5%
    20,169  Activision Blizzard, Inc.(1)                      725,681
    15,071  Check Point Software Technologies Ltd.(1)         344,071
    13,702  Concur Technologies, Inc.(1)                      564,796
                                                          -----------
                                                            1,634,548
                                                          -----------

Shares                                                          Value

SPECIALTY RETAIL -- 4.3%
     2,834  AutoZone, Inc.(1)                               $ 369,242
     7,705  Buckle Inc. (The)                                 396,576
     7,846  GameStop Corp. Cl A(1)                            317,841
    12,363  Ross Stores, Inc.                                 469,300
                                                          -----------
                                                            1,552,959
                                                          -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.3%
     4,063  Deckers Outdoor Corp.(1)                          459,160
                                                          -----------
THRIFTS & MORTGAGE FINANCE -- 1.2%
    23,891  Hudson City Bancorp, Inc.                         436,250
                                                          -----------
TRADING COMPANIES & DISTRIBUTORS -- 1.3%
     9,967  DXP Enterprises Inc.(1)                           476,821
                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
    24,993  Syniverse Holdings, Inc.(1)                       404,887
                                                          -----------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $31,485,939)                                         35,840,677
                                                          -----------
OTHER ASSETS AND LIABILITIES -- 1.1%                          393,763
                                                          -----------
TOTAL NET ASSETS -- 100.0%                                $36,234,440
                                                          ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an
American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the
$12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                                                    Expenses Paid
                      Beginning        Ending      During Period*
                       Account     Account Value      2/1/08 -        Annualized
                    Value 2/1/08      7/31/08          7/31/08      Expense Ratio*
Legacy Focused Large Cap

ACTUAL

Investor Class         $1,000         $927.50           $5.32           1.11%

Institutional
Class                  $1,000         $927.60           $4.36           0.91%

Advisor Class          $1,000         $926.00           $6.51           1.36%

R Class                $1,000         $925.20           $7.71           1.61%

HYPOTHETICAL

Investor Class         $1,000        $1,019.34          $5.57           1.11%

Institutional
Class                  $1,000        $1,020.34          $4.57           0.91%

Advisor Class          $1,000        $1,018.10          $6.82           1.36%

R Class                $1,000        $1,016.86          $8.07           1.61%

Legacy Large Cap

ACTUAL

Investor Class         $1,000         $982.20           $5.42           1.10%

Institutional
Class                  $1,000         $983.10           $4.44           0.90%

Advisor Class          $1,000         $981.40           $6.65           1.35%

R Class                $1,000         $979.70           $7.88           1.60%

HYPOTHETICAL

Investor Class         $1,000        $1,019.39          $5.52           1.10%

Institutional
Class                  $1,000        $1,020.39          $4.52           0.90%

Advisor Class          $1,000        $1,018.15          $6.77           1.35%

R Class                $1,000        $1,016.91          $8.02           1.60%

Legacy Multi Cap

ACTUAL

Investor Class         $1,000         $978.30           $5.66           1.15%

Institutional
Class                  $1,000         $980.00           $4.68           0.95%

Advisor Class          $1,000         $977.40           $6.88           1.40%

R Class                $1,000         $975.60           $8.10           1.65%

HYPOTHETICAL

Investor Class         $1,000        $1,019.14          $5.77           1.15%

Institutional
Class                  $1,000        $1,020.14          $4.77           0.95%

Advisor Class          $1,000        $1,017.90          $7.02           1.40%

R Class                $1,000        $1,016.66          $8.27           1.65%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2008
                                               Focused
                                             Large Cap     Large Cap     Multi Cap
ASSETS

Investment securities, at value (cost
of $37,603,884, $15,938,037 and
$31,485,939, respectively)                 $39,185,753   $16,423,557   $35,840,677

Cash                                                --            --        29,908

Receivable for investments sold              1,270,832       611,322       363,160

Dividends and interest receivable               69,127        14,666        37,966
                                           -----------   -----------   -----------
                                            40,525,712    17,049,545    36,271,711
                                           -----------   -----------   -----------

LIABILITIES

Disbursements in excess of demand
deposit cash                                   391,142       380,382            --

Accrued management fees                         38,982        16,254        37,065

Distribution and service fees payable              273           667           206
                                           -----------   -----------   -----------
                                               430,397       397,303        37,271
                                           -----------   -----------   -----------

NET ASSETS                                 $40,095,315   $16,652,242   $36,234,440
                                           ===========   ===========   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)    $43,267,501   $16,523,165   $36,999,532

Accumulated net realized loss on
investment transactions                    (4,754,055)     (356,443)   (5,119,830)

Net unrealized appreciation on
investments                                  1,581,869       485,520     4,354,738
                                           -----------   -----------   -----------
                                           $40,095,315   $16,652,242   $36,234,440
                                           ===========   ===========   ===========

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                 $35,334,495   $13,486,730   $35,391,863

Shares outstanding                           2,937,380     1,162,758     3,018,762

Net asset value per share                       $12.03        $11.60        $11.72

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                  $3,751,329      $946,748       $26,890

Shares outstanding                             311,472        81,528         2,286

Net asset value per share                       $12.04        $11.61        $11.76

ADVISOR CLASS, $0.01 PAR VALUE

Net assets                                    $945,134    $1,304,122      $751,073

Shares outstanding                              78,722       112,624        64,336

Net asset value per share                       $12.01        $11.58        $11.67

R CLASS, $0.01 PAR VALUE

Net assets                                     $64,357      $914,642       $64,614

Shares outstanding                               5,369        79,114         5,564

Net asset value per share                       $11.99        $11.56        $11.61

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2008
                                             Focused Large
                                                 Cap      Large Cap      Multi Cap
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $14,545, $5,102 and
$21,384, respectively)                       $ 391,611    $ 137,484      $ 399,528

Interest                                        38,082       14,925         18,857
                                          ------------   ----------   ------------
                                               429,693      152,409        418,385
                                          ------------   ----------   ------------

EXPENSES:

Management fees                                373,363      137,006        483,736

Distribution fees -- Advisor Class                 202          189            157

Service fees -- Advisor Class                      202          189            157

Distribution and service fees:

 Advisor Class                                   2,634        2,695          2,110

 R Class                                         1,621        4,869          1,211

Directors' fees and expenses                       774          325            970

Other expenses                                   1,120          225            450
                                          ------------   ----------   ------------
                                               379,916      145,498        488,791
                                          ------------   ----------   ------------

NET INVESTMENT INCOME (LOSS)                    49,777        6,911       (70,406)
                                          ------------   ----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
investment transactions                    (4,616,872)     (79,650)    (5,119,615)

Change in net unrealized appreciation
(depreciation) on investments                (263,252)    (406,076)      2,407,698
                                          ------------   ----------   ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS)                                     (4,880,124)    (485,726)    (2,711,917)
                                          ------------   ----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $(4,830,347)   $(478,815)   $(2,782,323)
                                          ============   ==========   ============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED JULY 31, 2008 AND JULY 31, 2007
                                      Focused Large Cap               Large Cap
Increase (Decrease) in Net
Assets                               2008          2007          2008         2007

OPERATIONS

Net investment income (loss)     $ 49,777     $ 148,201       $ 6,911     $ 43,881

Net realized gain (loss)      (4,616,872)     1,032,147      (79,650)      310,813

Change in net unrealized
appreciation (depreciation)     (263,252)     1,659,799     (406,076)      704,084
                              -----------   -----------   -----------   ----------
Net increase (decrease) in
net assets resulting from
operations                    (4,830,347)     2,840,147     (478,815)    1,058,778
                              -----------   -----------   -----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                 (126,337)      (27,963)      (19,295)     (20,734)

 Institutional Class             (18,993)      (20,238)       (3,251)      (5,040)

 Advisor Class                    (4,343)       (3,836)       (2,193)      (2,993)

 R Class                            (320)       (2,325)       (1,119)      (1,853)

From net realized gains:

 Investor Class                 (887,994)            --     (335,193)           --

 Institutional Class            (115,208)            --      (45,918)           --

 Advisor Class                   (38,076)            --      (53,441)           --

 R Class                          (3,734)            --      (45,741)           --

From tax return of capital:

 Investor Class                 (234,140)            --      (43,667)           --

 Institutional Class             (35,199)            --       (7,359)           --

 Advisor Class                    (8,049)            --       (4,965)           --

 R Class                            (594)            --       (2,534)           --
                              -----------   -----------   -----------   ----------
Decrease in net assets from
distributions                 (1,472,987)      (54,362)     (564,676)     (30,620)
                              -----------   -----------   -----------   ----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in
net assets from capital
share transactions             32,324,361     5,258,853     9,111,702    3,093,513
                              -----------   -----------   -----------   ----------

NET INCREASE (DECREASE) IN
NET ASSETS                     26,021,027     8,044,638     8,068,211    4,121,671

NET ASSETS

Beginning of period            14,074,288     6,029,650     8,584,031    4,462,360
                              -----------   -----------   -----------   ----------
End of period                 $40,095,315   $14,074,288   $16,652,242   $8,584,031
                              ===========   ===========   ===========   ==========

Undistributed net
investment income                      --      $100,343            --      $16,814
                              ===========  ===========   ===========   ==========

See Notes to Financial Statements.

------

YEARS ENDED JULY 31, 2008 AND JULY 31, 2007
                                                                         Multi Cap
Increase (Decrease) in Net Assets                               2008          2007

OPERATIONS

Net investment income (loss)                              $ (70,406)    $ (26,719)

Net realized gain (loss)                                 (5,119,615)       672,018

Change in net unrealized appreciation (depreciation)       2,407,698     1,893,207
                                                         -----------   -----------
Net increase (decrease) in net assets resulting from
operations                                               (2,782,323)     2,538,506
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                                   --      (17,944)

 Institutional Class                                              --       (2,505)

 Advisor Class                                                    --       (1,436)

 R Class                                                          --         (400)

From net realized gains:

 Investor Class                                            (552,672)            --

 Institutional Class                                           (257)            --

 Advisor Class                                              (12,791)            --

 R Class                                                       (696)            --
                                                         -----------   -----------
Decrease in net assets from distributions                  (566,416)      (22,285)
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                         1,216,738    31,437,983
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                    (2,132,001)    33,954,204

NET ASSETS

Beginning of period                                       38,366,441     4,412,237
                                                         -----------   -----------
End of period                                            $36,234,440   $38,366,441
                                                         ===========   ===========

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Legacy Focused Large Cap Fund (Focused
Large Cap), Legacy Large Cap Fund (Large Cap) and Legacy Multi Cap Fund (Multi
Cap) (collectively, the funds) are three funds in a series issued by the corporation. Focused Large Cap is nondiversified under the 1940 Act. Large Cap and Multi Cap are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Focused Large Cap and Large Cap pursue their investment objective by investing in stocks of large-sized market capitalization companies. Multi Cap pursues its investment objective by investing in stocks of small-, mid- and large-sized market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York
Stock Exchange (the Exchange) is open and may also take place on days when the
Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of
Directors or its designee, in accordance with procedures adopted by the Board of
Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default;
trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

------

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Accordingly, no provision has been made for federal or state income taxes.
Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of the funds approved a change to the class's fee structure. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. Effective September 4, 2007, the fee
structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century Investments family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Focused Large Cap and Large Cap ranges from 0.80% to 1.10% for the
Investor Class, Advisor Class and R Class. The annual management fee schedule for Multi Cap ranges from 0.85% to 1.15% for the Investor Class, Advisor Class and R Class. The Institutional Class is 0.20% less at each point within the range. Prior to September 4, 2007, the Advisor Class was 0.25% less at each point within the range.

------

The effective annual management fee for each class of each fund for the year ended July 31, 2008, was as follows:

                       Investor & R      Institutional       Advisor
Focused Large Cap         1.10%              0.90%            1.08%
Large Cap                 1.10%              0.90%            1.08%
Multi Cap                 1.15%              0.95%            1.13%

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class and R Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to September 4, 2007, the Board of Directors had
adopted a Master Distribution and Shareholder Services Plan for the Advisor
Class, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor
Class would pay ACIS an annual distribution fee of 0.25% and service fee of
0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 17% of the outstanding shares of Large Cap. Learning Quest 529 Education Savings Program (Learning
Quest) owns 40% of the outstanding shares of Multi Cap. Learning Quest is managed by ACIM. ACIM and Learning Quest do not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a
wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
July 31, 2008, were as follows:

                         Focused Large Cap    Large Cap     Multi Cap
Purchases                   $93,856,944      $30,210,626   $72,593,280
Proceeds from sales         $63,370,590      $21,627,178   $71,883,841

------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the funds were as follows:

                                 Year ended July 31, 2008   Year ended July 31, 2007
                                   Shares         Amount      Shares        Amount
Focused Large Cap

INVESTOR CLASS

Sold                            4,161,104   $ 58,235,418     498,837   $ 5,695,141

Issued in reinvestment of
distributions                      84,574      1,217,864       2,572        27,620

Redeemed                      (1,996,800)   (26,482,190)   (175,804)   (1,906,122)
                              -----------   ------------   ---------   -----------
                                2,248,878     32,971,092     325,605     3,816,639
                              -----------   ------------   ---------   -----------

INSTITUTIONAL CLASS

Sold                               90,169      1,242,786     692,623     7,359,047

Issued in reinvestment of
distributions                      11,764        169,400       1,884        20,238

Redeemed                         (74,736)    (1,120,658)   (485,232)   (5,865,336)
                              -----------   ------------   ---------   -----------
                                   27,197        291,528     209,275     1,513,949
                              -----------   ------------   ---------   -----------

ADVISOR CLASS

Sold                              168,156      2,424,653         400         5,280

Issued in reinvestment of
distributions                       3,370         48,497         334         3,582

Redeemed                        (169,692)    (2,354,336)     (7,423)      (82,500)
                              -----------   ------------   ---------   -----------
                                    1,834        118,814     (6,689)      (73,638)
                              -----------   ------------   ---------   -----------

R CLASS

Sold                               15,877        220,558         474         5,000

Issued in reinvestment of
distributions                         216          3,113         216         2,325

Redeemed                         (85,940)    (1,280,744)       (474)       (5,422)
                              -----------   ------------   ---------   -----------
                                 (69,847)    (1,057,073)         216         1,903
                              -----------   ------------   ---------   -----------
Net increase (decrease)         2,208,062   $ 32,324,361     528,407   $ 5,258,853
                              ===========   ============   =========   ===========

Large Cap

INVESTOR CLASS

Sold                            1,072,268   $ 13,516,225     466,723   $ 5,197,801

Issued in reinvestment of
distributions                      31,178        393,152       1,825        19,926

Redeemed                        (435,290)    (5,386,901)   (188,854)   (2,143,660)
                                ---------   ------------   ---------   -----------
                                  668,156      8,522,476     279,694     3,074,067
                                ---------   ------------   ---------   -----------

INSTITUTIONAL CLASS

Sold                                1,583         19,535          --            --

Issued in reinvestment of
distributions                       4,483         56,528         462         5,040
                                ---------   ------------   ---------   -----------
                                    6,066         76,063         462         5,040
                                ---------   ------------   ---------   -----------

ADVISOR CLASS

Sold                               35,987        457,405       4,916        49,877

Issued in reinvestment of
distributions                       4,809         60,599         274         2,993

Redeemed                          (3,446)       (42,617)     (4,916)      (50,197)
                                ---------   ------------   ---------   -----------
                                   37,350        475,387         274         2,673
                                ---------   ------------   ---------   -----------

R CLASS

Sold                                   24            300         918         9,880

Issued in reinvestment of
distributions                       3,920         49,394         170         1,853

Redeemed                            (918)       (11,918)          --            --
                                ---------   ------------   ---------   -----------
                                    3,026         37,776       1,088        11,733
                                ---------   ------------   ---------   -----------
Net increase (decrease)           714,598    $ 9,111,702     281,518   $ 3,093,513
                               ==========   ============   =========   ===========

------

                                Year ended July 31, 2008  Year ended July 31, 2007
                                   Shares         Amount      Shares        Amount
Multi Cap

INVESTOR CLASS

Sold                            1,789,560   $ 23,462,102   2,859,961   $34,518,271

Issued in reinvestment of
distributions                      20,818        275,219       1,581        17,143

Redeemed                      (1,668,251)   (21,143,592)   (266,612)   (3,181,744)
                              -----------   ------------   ---------   -----------
                                  142,127      2,593,729   2,594,930    31,353,670
                              -----------   ------------   ---------   -----------

INSTITUTIONAL CLASS

Sold                                  771          8,972          --            --

Issued in reinvestment of
distributions                          19            257         231         2,505

Redeemed                         (48,735)      (700,000)          --            --
                              -----------   ------------   ---------   -----------
                                 (47,945)      (690,771)         231         2,505
                              -----------   ------------   ---------   -----------

ADVISOR CLASS

Sold                               86,754      1,183,029       5,467        67,596

Issued in reinvestment of
distributions                         970         12,791         133         1,436

Redeemed                         (91,173)    (1,235,954)          --            --
                              -----------   ------------   ---------   -----------
                                  (3,449)       (40,134)       5,600        69,032
                              -----------   ------------   ---------   -----------

R CLASS

Sold                               14,342        172,188         977        12,376

Issued in reinvestment of
distributions                          53            696          37           400

Redeemed                         (59,845)      (818,970)          --            --
                              -----------   ------------   ---------   -----------
                                 (45,450)      (646,086)       1,014        12,776
                              -----------   ------------   ---------   -----------
Net increase (decrease)            45,283    $ 1,216,738   2,601,775   $31,437,983
                              ===========   ============   =========   ===========

5. RISK FACTORS

The funds' investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Large Cap is considered nondiversified which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified.

Multi Cap invests in common stocks of small companies. Because of this, Multi
Cap may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from either line during the year ended July 31, 2008.

------

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended July 31, 2008 and
July 31, 2007 were as follows:

                       Focused Large Cap        Large Cap           Multi Cap
                        2008       2007      2008       2007      2008      2007
DISTRIBUTIONS PAID
FROM
Ordinary income       $803,956   $54,362   $371,431   $30,620   $495,307  $22,285
Long-term capital
gains                 $391,049      --     $134,720      --      $71,109     --
Return of capital     $277,982      --      $58,525      --        --        --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                          Focused Large
                                              Cap        Large Cap      Multi Cap
Federal tax cost of investments           $37,677,403   $15,939,372    $31,485,939
                                          ===========   ===========    ===========
Gross tax appreciation of
investments                               $ 2,777,262    $1,129,809    $ 5,694,612

Gross tax depreciation of
investments                               (1,268,912)     (645,624)    (1,339,874)
                                          -----------   -----------    -----------
Net tax appreciation (depreciation)
of investments                            $ 1,508,350     $ 484,185    $ 4,354,738
                                          ===========   ===========    ===========
Undistributed ordinary income                      --            --             $5

Accumulated capital losses                         --            --   $(1,217,468)

Capital loss deferrals                   $(4,680,536)    $(355,108)   $(3,902,367)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers of $(1,217,468) for Multi Cap expire in 2016.

The capital loss deferrals listed above represent net capital losses incurred in the nine-month period ended July 31, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in September
2006, which is effective for fiscal years beginning after November 15, 2007. FAS
157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 will not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended July 31,
2008.

  Focused Large Cap    Large Cap     Multi Cap
      $126,931         $183,934       $41,700

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended July 31, 2008.

  Focused Large Cap    Large Cap     Multi Cap
      $391,049         $134,720       $71,109

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

  Focused Large Cap    Large Cap     Multi Cap
      $653,836         $347,706       $495,307

------

FINANCIAL HIGHLIGHTS
Legacy Focused Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.51  $10.11     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                           0.02    0.12       0.01

 Net Realized and Unrealized Gain (Loss)                   0.15    2.34       0.10
                                                         ------  ------     ------
 Total From Investment Operations                          0.17    2.46       0.11
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.07)  (0.06)         --

 From Net Realized Gains                                 (0.46)      --         --

 From Tax Return of Capital                              (0.12)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.65)  (0.06)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.03  $12.51     $10.11
                                                         ======  ======     ======

TOTAL RETURN(3)                                           0.49%  24.44%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.11%   1.10%   1.10%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                    0.13%   1.24%   0.88%(4)

Portfolio Turnover Rate                                    188%    255%        30%

Net Assets, End of Period (in thousands)                $35,334  $8,614     $3,669

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.53  $10.11     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                           0.06    0.18       0.02

 Net Realized and Unrealized Gain (Loss)                   0.13    2.31       0.09
                                                         ------  ------     ------
 Total From Investment Operations                          0.19    2.49       0.11
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.08)  (0.07)         --

 From Net Realized Gains                                 (0.46)      --         --

 From Tax Return of Capital                              (0.14)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.68)  (0.07)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.04  $12.53     $10.11
                                                         ======  ======     ======

TOTAL RETURN(3)                                           0.61%  24.78%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         0.91%   0.90%   0.90%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                    0.33%   1.44%   1.08%(4)

Portfolio Turnover Rate                                    188%    255%        30%

Net Assets, End of Period (in thousands)                 $3,751  $3,561       $758

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.49  $10.11     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                         (0.01)    0.10       0.01

 Net Realized and Unrealized Gain (Loss)                   0.14    2.33       0.10
                                                         ------  ------     ------
 Total From Investment Operations                          0.13    2.43       0.11
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.05)  (0.05)         --

 From Net Realized Gains                                 (0.46)      --         --

 From Tax Return of Capital                              (0.10)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.61)  (0.05)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $12.01  $12.49     $10.11
                                                         ======  ======     ======

TOTAL RETURN(3)                                           0.24%  24.07%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.36%   1.35%   1.35%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                  (0.12)%   0.99%   0.63%(4)

Portfolio Turnover Rate                                    188%    255%        30%

Net Assets, End of Period (in thousands)                   $945    $960       $845

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.47  $10.10     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                           0.01    0.07       0.01

 Net Realized and Unrealized Gain (Loss)                   0.08    2.33       0.09
                                                         ------  ------     ------
 Total From Investment Operations                          0.09    2.40       0.10
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.04)  (0.03)         --

 From Net Realized Gains                                 (0.46)      --         --

 From Tax Return of Capital                              (0.07)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.57)  (0.03)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.99  $12.47     $10.10
                                                         ======  ======     ======

TOTAL RETURN(3)                                         (0.02)%  23.82%      1.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.61%   1.60%   1.60%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                  (0.37)%   0.74%   0.38%(4)

Portfolio Turnover Rate                                    188%    255%        30%

Net Assets, End of Period (in thousands)                    $64    $938       $758

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.90  $10.15     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                           0.01    0.08       0.01

 Net Realized and Unrealized Gain (Loss)                   0.41    1.73       0.14
                                                         ------  ------     ------
 Total From Investment Operations                          0.42    1.81       0.15
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.03)  (0.06)         --

 From Net Realized Gains                                 (0.61)      --         --

 From Tax Return of Capital                              (0.08)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.72)  (0.06)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.60  $11.90     $10.15
                                                         ======  ======     ======

TOTAL RETURN(3)                                           3.07%  17.83%      1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.11%   1.10%   1.10%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                    0.10%   0.72%   0.66%(4)

Portfolio Turnover Rate                                    175%    246%        39%

Net Assets, End of Period (in thousands)                $13,487  $5,887     $2,180

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.92  $10.15     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                           0.04    0.10       0.01

 Net Realized and Unrealized Gain (Loss)                   0.40    1.74       0.14
                                                         ------  ------     ------
 Total From Investment Operations                          0.44    1.84       0.15
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.04)  (0.07)         --

 From Net Realized Gains                                 (0.61)      --         --

 From Tax Return of Capital                              (0.10)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.75)  (0.07)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.61  $11.92     $10.15
                                                         ======  ======     ======

TOTAL RETURN(3)                                           3.19%  18.16%      1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         0.91%   0.90%   0.90%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                    0.30%   0.92%   0.86%(4)

Portfolio Turnover Rate                                    175%    246%        39%

Net Assets, End of Period (in thousands)                   $947    $899       $761

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.88  $10.14     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                         (0.02)    0.05       0.01

 Net Realized and Unrealized Gain (Loss)                   0.41    1.73       0.13
                                                         ------  ------     ------
 Total From Investment Operations                          0.39    1.78       0.14
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.02)  (0.04)         --

 From Net Realized Gains                                 (0.61)      --         --

 From Tax Return of Capital                              (0.06)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.69)  (0.04)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.58  $11.88     $10.14
                                                         ======  ======     ======

TOTAL RETURN(3)                                           2.81%  17.59%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.36%   1.35%   1.35%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                  (0.15)%   0.47%   0.41%(4)

Portfolio Turnover Rate                                    175%    246%        39%

Net Assets, End of Period (in thousands)                 $1,304    $895       $761

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $11.87  $10.14     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                         (0.05)    0.02      --(3)

 Net Realized and Unrealized Gain (Loss)                   0.40    1.73       0.14
                                                         ------  ------     ------
 Total From Investment Operations                          0.35    1.75       0.14
                                                         ------  ------     ------
Distributions

 From Net Investment Income                              (0.02)  (0.02)      --(3)

 From Net Realized Gains                                 (0.61)      --         --

 From Tax Return of Capital                              (0.03)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.66)  (0.02)      --(3)
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.56  $11.87     $10.14
                                                         ======  ======     ======

TOTAL RETURN(4)                                           2.47%  17.33%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         1.61%   1.60%   1.60%(5)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                  (0.40)%   0.22%   0.16%(5)

Portfolio Turnover Rate                                    175%    246%        39%

Net Assets, End of Period (in thousands)                   $915    $903       $760

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                          2008     2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.60    $9.94     $10.00
                                                        ------   ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                        (0.02)   (0.02)       0.01

 Net Realized and Unrealized Gain (Loss)                (0.69)     2.72     (0.07)
                                                        ------   ------     ------
 Total From Investment Operations                       (0.71)     2.70     (0.06)
                                                        ------   ------     ------
Distributions

 From Net Investment Income                                 --   (0.04)         --

 From Net Realized Gains                                (0.17)       --         --
                                                        ------   ------     ------
 Total Distributions                                    (0.17)   (0.04)         --
                                                        ------   ------     ------
Net Asset Value, End of Period                          $11.72   $12.60      $9.94
                                                        ======   ======     ======

TOTAL RETURN(3)                                        (5.78)%   27.21%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.16%    1.15%   1.15%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             (0.17)%  (0.16)%   0.99%(4)

Portfolio Turnover Rate                                   173%     230%        14%

Net Assets, End of Period (in thousands)               $35,392  $36,240     $2,801

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                           2008    2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $12.61   $9.94     $10.00
                                                         ------  ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                         (0.01)    0.02       0.02

 Net Realized and Unrealized Gain (Loss)                 (0.67)    2.70     (0.08)
                                                         ------  ------     ------
 Total From Investment Operations                        (0.68)    2.72     (0.06)
                                                         ------  ------     ------
Distributions

 From Net Investment Income                                  --  (0.05)         --

 From Net Realized Gains                                 (0.17)      --         --
                                                         ------  ------     ------
 Total Distributions                                     (0.17)  (0.05)         --
                                                         ------  ------     ------
Net Asset Value, End of Period                           $11.76  $12.61      $9.94
                                                         ======  ======     ======

TOTAL RETURN(3)                                         (5.53)%  27.45%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         0.96%   0.95%   0.95%(4)

Ratio of Net Investment Income (Loss) to Average Net
Assets                                                    0.03%   0.04%   1.19%(4)

Portfolio Turnover Rate                                    173%    230%        14%

Net Assets, End of Period (in thousands)                    $27    $633       $497

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                          2008     2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.58    $9.94     $10.00
                                                        ------   ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                        (0.05)   (0.03)       0.01

 Net Realized and Unrealized Gain (Loss)                (0.69)     2.69     (0.07)
                                                        ------   ------     ------
 Total From Investment Operations                       (0.74)     2.66     (0.06)
                                                        ------   ------     ------
Distributions

 From Net Investment Income                                 --   (0.02)         --

 From Net Realized Gains                                (0.17)       --         --
                                                        ------   ------     ------
 Total Distributions                                    (0.17)   (0.02)         --
                                                        ------   ------     ------
Net Asset Value, End of Period                          $11.67   $12.58      $9.94
                                                        ======   ======     ======

TOTAL RETURN(3)                                        (6.03)%   26.83%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.41%    1.40%   1.40%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             (0.42)%  (0.41)%   0.74%(4)

Portfolio Turnover Rate                                   173%     230%        14%

Net Assets, End of Period (in thousands)                  $751     $853       $618

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                          2008     2007    2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                    $12.56    $9.93     $10.00
                                                        ------   ------     ------
Income From Investment Operations

 Net Investment Income (Loss)(2)                        (0.08)   (0.06)       0.01

 Net Realized and Unrealized Gain (Loss)                (0.70)     2.70     (0.08)
                                                        ------   ------     ------
 Total From Investment Operations                       (0.78)     2.64     (0.07)
                                                        ------   ------     ------
Distributions

 From Net Investment Income                                 --   (0.01)         --

 From Net Realized Gains                                (0.17)       --         --
                                                        ------   ------     ------
 Total Distributions                                    (0.17)   (0.01)         --
                                                        ------   ------     ------
Net Asset Value, End of Period                          $11.61   $12.56      $9.93
                                                        ======   ======     ======

TOTAL RETURN(3)                                        (6.36)%   26.58%    (0.70)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.66%    1.65%   1.65%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                             (0.67)%  (0.66)%   0.49%(4)

Portfolio Turnover Rate                                   173%     230%        14%

Net Assets, End of Period (in thousands)                   $65     $641       $497

(1) May 31, 2006 (fund inception) through July 31, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Growth Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as presented on pages 7, 12-13 and 18-19, respectively), of American Century Growth Funds, Inc. (the "Corporation"),
comprising of Legacy Focused Large Cap Fund, Legacy Large Cap Fund and Legacy
Multi Cap Fund, as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The
Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting American Century Growth Funds, Inc. as of July 31,
2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
September 16, 2008

------

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century
Investment Management, Inc. (ACIM or the advisor); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century
Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director and
Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to February
2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM, ACGIM,
ACS, ACIS and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM,
ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the President,
Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999
to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.

------

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese Corp.
(industrial chemical company) (September 2004 to January 2005); Chief Financial
Officer, Vice President and Treasurer, Applied Industrial Technologies, Inc.
(bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director and Chairman of the Audit
Committee, Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present) and Controller, various American Century Investments funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------

APPROVAL OF MANAGEMENT AGREEMENTS
Legacy Focused Large Cap, Legacy Large Cap and Legacy Multi Cap

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the "15(c)
Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning Legacy Focused Large Cap, Legacy Large Cap and Legacy
Multi Cap (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems

------

to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results
(e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance for both the one- and three-year periods was above the median for their peer groups.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.
The board concluded that the advisor's profits were reasonable in light of the services provided to the funds.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

------

COMPARISON TO OTHER FUNDS' FEES. Each of the underlying funds pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of Legacy Focused
Large Cap was below the median of the total expense ratios of its peer group.
The unified fee charged to shareholders of Legacy Large Cap and Legacy Multi Cap was slightly above the median of the total expense ratios of their peer groups.
The board concluded that the management fee paid by the funds to the advisor was reasonable in light of the services provided to the funds.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century Investments' website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (EMERGING MARKETS) INDEX represents the gross performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market.

The RUSSELL 3000® GROWTH INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

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NOTES

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[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE. . . . . . . . . . . . . . . . .     1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE. . . . . . . . . . . . . .     1-800-345-2021
                                                               or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS .
.. . . . . . . . . . . . . . . . . . . . . . . . . .             1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES. . . . . . . .     1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF. . . . . . . . . . .     1-800-634-4113

AMERICAN CENTURY GROWTH FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0809
CL-ANN-61592N

ITEM 2.  CODE OF ETHICS.

(a)  The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)  No response required.

(c)  None.

(d)  None.

(e)  Not applicable.

(f)  The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John R. Whitten, Thomas A. Brown and Gale E. Sayers are the
          registrant's designated audit committee financial experts. They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

          FY 2007:  $32,288
          FY 2008:  $45,980

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $2,330*
          FY 2008:  $0

          *This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)       All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(e)(1)    In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)    All services described in each of paragraphs (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
          Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

 (f)      The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

          FY 2007:  $165,362*
          FY 2008:  $75,943

          *This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

(h)       The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)  The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY GROWTH FUNDS, INC.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    September 29, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    September 29, 2008

By:      /s/ Robert J. Leach
         ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    September 29, 2008